Exhibit 99.1

June 27, 2006

Securities and Exchange Commission

Washington, D.C.

We have read the statements made by Coastal Bancshares Acquisition Corp. in Item 4.02 of the

Form 8-K/A dated June 23, 2006 and concur with the statements made.

/s/ Hein & Associates LLP

Hein & Associates LLP